This is filed pursuant to Rule 497(e).

ALLIANCE CAPITAL                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
_______________________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
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      SUPPLEMENT DATED AUGUST 22, 1997 TO PROSPECTUS DATED MAY 1, 1997.
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This Supplement to the current Prospectus of Alliance Variable Products Series
Fund, Inc. (the "Fund") sets forth disclosure regarding the High-Yield Portfolio of the Fund. This Supplement should be read in conjunction with the Prospectus.

THE FUND IS AN OPEN-END SERIES INVESTMENT COMPANY DESIGNED TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES TO BE OFFERED BY THE SEPARATE ACCOUNTS OF CERTAIN LIFE INSURANCE COMPANIES. THE FUND WILL OFFER AND SELL SHARES OF THE HIGH-YIELD PORTFOLIO ONLY TO SEPARATE ACCOUNTS OF CERTAIN LIFE INSURANCE COMPANIES, FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. SALES WILL BE MADE WITHOUT SALES CHARGE AT THE HIGH-YIELD PORTFOLIO'S PER SHARE NET ASSET VALUE.


                             HIGH-YIELD PORTFOLIO
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The High-Yield Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment grade) by the nationally recognized rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.



R This is a registered mark used under license from the owner, Alliance Capital Management L.P.


1



ALLIANCE CAPITAL                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
_______________________________________________________________________________

                             EXPENSE INFORMATION
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SHAREHOLDER TRANSACTION EXPENSES
The High-Yield Portfolio has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee. Shareholder transaction expenses shown are net of expense reimbursement.

ANNUAL HIGH-YIELD PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (after waiver) (a)                         0%
Other Expenses                                           .95%(b)
Total High-Yield Portfolio Operating Expenses (c)        .95%


(a)  Net of voluntary fee waiver.
(b)  Estimated.
(c)  Net of expense reimbursement.


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

          1 YEAR         3 YEARS        5 YEARS       10 YEARS
        ----------     -----------    -----------    -----------
            $10            $30            $53           $117


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the High-Yield Portfolio will bear directly and indirectly. "Other Expenses" for the High-Yield Portfolio are based on estimated amounts for the High-Yield Portfolio's current fiscal year. The expenses listed in the table for the High-Yield Portfolio are net of voluntary fee waiver and expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such waivers and/or reimbursements for the foreseeable future. THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2



ALLIANCE CAPITAL                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
_______________________________________________________________________________

        INVESTMENT OBJECTIVES AND POLICIES OF THE HIGH-YIELD PORTFOLIO
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The primary investment objective of the High-Yield Portfolio is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Rating Services ("S&P") or, if not rated, of comparable investment quality as determined by Alliance Capital Management L.P. (the "Adviser"). As a secondary objective, the High-Yield Portfolio will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the High-Yield Portfolio or from a general decline in interest rates or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

Consistent with the High-Yield Portfolio's primary investment objective, it is anticipated that, under normal conditions, at least 65% of the total assets of the High-Yield Portfolio will be invested in fixed-income securities rated below Baa by Moody's or below BBB by S&P or, if unrated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in, the case of relatively low ratings, predominantly speculative characteristics. See "Other Investment Policies and Techniques--Securities Ratings," "--Investments in Lower-Rated Fixed-Income Securities" and Appendix A in the Prospectus. There is no minimum rating requirement applicable to the High-Yield Portfolio's investments in fixed-income securities.

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the High-Yield Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

MUNICIPAL SECURITIES. In circumstances where the Adviser determines that investment in municipal obligations would facilitate the High-Yield Portfolio's ability to accomplish its investment objectives, it may invest up to 20% of its assets in such obligations, including municipal bonds issued at a discount. Dividends on shares attributable to interest on municipal securities held by the High-Yield Portfolio will not be exempt from Federal income taxes.

PUBLIC UTILITIES. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks incurred by the Portfolio due to Federal, state or municipal regulatory changes, insufficient rate increases or cost overruns.

MORTGAGE-RELATED SECURITIES. The High-Yield Portfolio may invest without limitation in mortgage-related securities that provide funds for mortgage loans made to residential homeowners. These includes securities which represent interests in pools of fixed and adjustable mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the High-Yield Portfolio) by various governmental, government-related and private organizations.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide for a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The High-Yield Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for such securities is becoming increasingly liquid, securities


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ALLIANCE CAPITAL                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
_______________________________________________________________________________

issued by certain private organizations may not be readily marketable. The High-Yield Portfolio will not purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be illiquid.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgage or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the High-Yield Portfolio's investment objective and policies, consider making investments in such new types of securities.

The High-Yield Portfolio may invest up to 5% of the value of its total assets directly in mortgages secured by residential real estate. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the High-Yield Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the High-Yield Portfolio. At present, such investments are considered to be illiquid by the Adviser.

WRITING COVERED PUT AND CALL OPTIONS. The High-Yield Portfolio may write covered call options listed on one or more national securities exchanges and on foreign currencies in an aggregate amount not to exceed 25% of its total assets. (See "Other Investment Policies and Techniques--Writing Covered Call Options").

In addition to writing covered call options, the High-Yield Portfolio may write covered put options listed on one or more national securities exchanges and on foreign currencies. A put option gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. When the High-Yield Portfolio writes a put option it maintains in a segregated account cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. The High-Yield Portfolio will not write a put option if, as a result thereof, the aggregate of its portfolio securities subject to outstanding options (valued at the lower of the option price or market value of such securities) would exceed 15% of the High-Yield Portfolio's total assets.

PURCHASING PUT AND CALL OPTIONS. In addition to writing put and call options, the High-Yield Portfolio may purchase put and call options written by others covering the types of securities in which the High-Yield Portfolio may invest, and may purchase put and call options on foreign currencies. The High-Yield Portfolio may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates in the same manner discussed in the Prospectus under "Other Investment Policies and Techniques--When-Issued Securities and Forward Commitments." In purchasing a call option, the High-Yield Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the High-Yield Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the High-Yield Portfolio were permitted to expire without being sold or exercised, its premium would represent a realized loss to the High-Yield Portfolio.

The High-Yield Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The High-Yield Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

When the High-Yield Portfolio purchases put or call options, or when it writes covered put or call options, or when it writes covered put or call options as described above, it does so in negotiated transactions. The High-Yield Portfolio effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed credit worthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the High-Yield Portfolio in negotiated transactions are illiquid and it may not be possible for the High-Yield Portfolio to effect a closing sale transaction at a time when the Adviser believes it would be advantageous to do so. For a further description of options, see "Other Investment Policies and Techniques--Options" in the Prospectus.
FUTURES CONTRACTS AND OPTIONS ON FUTURES. The High-Yield Portfolio may invest in financial futures contracts ("futures contracts") and related options thereon. If the Adviser anticipates that interests rates will rise, the High-Yield Portfolio


3



ALLIANCE CAPITAL                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
_______________________________________________________________________________

may sell a futures contract or a call option thereon or purchase a put option on such futures contracts as a hedge against a decrease in the value of its securities. If the Adviser anticipates that interests rates will decline, the High-Yield Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the High-Yield Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

Subject to appropriate regulatory relief, the High-Yield Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the High-Yield Portfolio's total assets. The High-Yield Portfolio may not purchase or sell futures contracts or related options thereon if immediately thereafter more than 30% of its net assets would be hedged. For a further description of futures contracts and options on future contracts, see "Other Investment Policies and Techniques--Hedging Techniques--Futures Contracts and Options on Futures Contracts" in the Prospectus.


     OTHER INVESTMENT POLICIES AND TECHNIQUES OF THE HIGH-YIELD PORTFOLIO
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REPURCHASE AGREEMENTS. The High-Yield Portfolio may enter into agreements pertaining to U.S. Government Securities. See "Other Investment Policies and Techniques--Repurchase Agreements" in the Prospectus.

WRITING COVERED CALL OPTIONS. The High-Yield Portfolio may write covered call options listed on one or more national securities exchanges. See "Other Investment Policies and Techniques--Writing Covered Call Options" in the Prospectus.

LOANS OF PORTFOLIO SECURITIES. The High-Yield Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securities, other liquid high quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the High-Yield Portfolio. See "Other Investment Policies and Techniques--Loans of Portfolio Securities" in the Prospectus.

FOREIGN SECURITIES. The High-Yield Portfolio may invest in listed and unlisted foreign securities provided that the value of issues denominated in foreign currency shall not exceed 20% of the High-Yield Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the High-Yield Portfolio's total assets. The High-Yield Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See "Other Investment Policies and Techniques--Foreign Securities" and "--Forward Foreign Currency Exchange Contracts" in the Prospectus.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The High-Yield Portfolio may enter into forward commitments for the purchase or sale of securities, including purchases on a "when-issued" basis or sales on a "delayed delivery" basis. No forward commitments will be made by the High-Yield Portfolio if, as a result, the High-Yield Portfolio's aggregate commitments under such transaction would be more than 20% of the then current value of the High-Yield Portfolio's total assets. See "Other Investment Policies--When-Issued Securities and Forward Commitments" in the Prospectus.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps Credit Rating Co. and Fitch Investor Service, L.P. are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.


4



ALLIANCE CAPITAL                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
_______________________________________________________________________________

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the High-Yield Portfolio may experience difficulty in valuing such securities and, in turn, its assets. Certain lower-rated securities in which the High-Yield Portfolio may invest contain call or buy-back features which permit the issuer of the security to call or repurchase it. See "Other Investment Policies and Techniques--Investment in Lower-Rated Fixed Income Securities" in the Prospectus.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by the High-Yield Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the High-Yield Portfolio to a degree comparable to that of rated securities which are consistent with the High-Yield Portfolio's objective and policies.


                              PORTFOLIO TURNOVER
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The High-Yield Portfolio will actively use trading to benefit from yield disparities among different issues of securities or fixed-income to achieve its investment objective and policies. The Adviser anticipates that the High-Yield Portfolio's annual rate of portfolio turnover may be in excess of 200% (but is not expected to be in excess of 250%). The Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis and correspondingly larger mark-up charges can be expected to be borne by the High-Yield Portfolio. See "Other Investment Policies and Techniques--Portfolio Turnover" in the Prospectus.


     CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE HIGH-YIELD PORTFOLIO
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The High-Yield Portfolio has adopted certain fundamental investment policies which may not be changed without the approval of the shareholders of the High-Yield Portfolio.

The High-Yield Portfolio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of the High-Yield Portfolio may be invested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits. For purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry; (iv) borrow money, except that the High-Yield Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of the High-Yield Portfolio); (vi) invest in illiquid securities if immediately after such investment more than 10% of the High-Yield Portfolio's total assets (taken at market value) would be invested in such securities. Illiquid securities purchased by the High-Yield Portfolio may include: (i) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (ii) participation interests in loans to domestic companies, or to foreign companies and governments, originated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.


                             PORTFOLIO MANAGEMENT
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The employees of the Adviser principally responsible for the High-Yield
Portfolio's investment program since its inception are Nelson R. Jantzen and Wayne C. Tappe. Mr. Jantzen and Mr. Tappe have been associated with the Adviser since prior to 1992. Prior to July 22, 1993, they were associated with Equitable Capital Management Corporation (Equitable Capital). On that date the Adviser acquired the business and substantially all of the assets of Equitable Capital.


5



ALLIANCE CAPITAL                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
_______________________________________________________________________________

                                 ADVISORY FEE
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The High-Yield Portfolio pays the Adviser at an annual rate of .750% of the average daily value of its net assets. The fees are accrued daily and paid monthly. For the year ended December 31, 1996 the Advisor received no net advisory fees from the High-Yield Portfolio.

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


6